OTHER LIABILITIES	12 Months Ended
Dec. 31, 2024
Subclassifications of assets, liabilities and equities [abstract]
Other Liabilities	Other Liabilities

	Notes	December 31, 2024	December 31, 2023
Hedge derivatives	20(b)(i)	$9.8	$9.2
Non-hedge derivatives		—	1.9
Yatela liability	(a)	18.5	18.5
Other liabilities		0.1	—
		$28.4	$29.6
Current portion of other liabilities		$27.7	$29.6
Non-current portion of other liabilities		0.7	—
		$28.4	$29.6
(a)Yatela liability
On February 14, 2019, Sadiola Exploration Limited ("SADEX"), a subsidiary jointly held by the Company and AngloGold Ashanti Limited, entered into a share purchase agreement with the Government of Mali, as amended from time to time, whereby SADEX agreed to sell to the Government of Mali its 80% participation in Société d’Exploitation des Mines d’Or de Yatela ("Yatela"), for a consideration of $1. On November 8, 2024, the government issued a decree approving the transaction and, in accordance with the share purchase agreement, on February 5, 2025, SADEX made a one-time payment of approximately $37.0 million to the dedicated state account, corresponding to the estimated costs of completing the rehabilitation and closure of the Yatela mine, and also financing certain outstanding social programs. Upon completion and this payment being made, SADEX and its affiliated companies have been released of all obligations relating to the Yatela mine. The Company funded its portion of the payment of approximately $18.5 million on closing.
During the year, a settlement agreement related to Yatela’s tax liabilities has been signed with the Government of Mali for an amount of XOF 2.5 billion (approximately $4.2 million) and the Company paid approximately $2.1 million of that amount for its 40% interest in Yatela.